SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2004

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Item 5. Other Events

This amendment to the Registrant's Current Report on Form 8-K filed by the Registrant with the Commission on June 14, 2004 (the "Form 8-K") amends the Form 8-K to (i) include the consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report contained in the Form 8-K into specified registration statements and (ii) to amend and restate the Exhibit Index to the Form 8-K.

Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations (revised Item 7 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003).*
99.2	Restatement of Alcan Inc.'s 2003, 2002 and 2001 consolidated financial statements and notes (revised Item 8 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003).*
99.3	Restatement of Quarterly Financial Data.*
99.4	Restatement of Selected Historical Data.*
99.5	Report of PricewaterhouseCoopers LLP, independent auditors.**

* Previously filed on Form 8-K dated June 14, 2004 under the Exhibit number indicated.

** Previously filed on Form 8-K dated June 14, 2004 as Exhibit 23.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: June 28, 2004

EXHIBIT INDEX
Exhibit Number	Description

The following Exhibit Index amends and restates the Exhibit Index included in the Registrant's Form 8-K filed with the Commission on June 14, 2004.

(23.1)	Consent of PricewaterhouseCoopers LLP.
(99.1)	Management's Discussion and Analysis of Financial Condition and Results of Operations (revised Item 7 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003).*
(99.2)	Restatement of Alcan Inc.'s 2003, 2002 and 2001 consolidated financial statements and notes (revised Item 8 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003).*
(99.3)	Restatement of Quarterly Financial Data.*
(99.4)	Restatement of Selected Historical Data.*
(99.5)	Report of PricewaterhouseCoopers LLP, independent auditors.**

* Previously filed on Form 8-K dated June 14, 2004 under the Exhibit number indicated.

** Previously filed on Form 8-K dated June 14, 2004 as Exhibit 23.1.